UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2025

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive

Las Vegas, Nevada

(Address of principal executive offices)

89113

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Second Amended and Restated Term Loan Agreement

On June 27, 2025, Southwest Gas Holdings, Inc. (the “Company”) entered into a Second Amended and Restated Term Loan Credit Agreement (the “Amended Term Loan Agreement”) with the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, JPMorgan Chase Bank, N.A., BofA Securities, Inc., Wells Fargo Securities, LLC and U.S. Bank National Association as Joint Lead Arrangers and Joint Bookrunners and Wells Fargo Bank, N.A. and U.S. Bank National Association as Co-Documentation Agents. The Amended Term Loan Agreement amends and restates that certain Amended and Restated Term Loan Credit Agreement, dated as of August 1, 2024, by and among the Company, the lenders party thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent.

The Amended Term Loan Agreement, among other things, extends the maturity date of the term loan to June 26, 2026 and excludes Centuri Holdings, Inc. and its subsidiaries from certain material representations, covenants and events of default under the Amended Term Loan Agreement. The Company also prepaid a portion of indebtedness under the Amended Term Loan Agreement as a part of the closing, and the total value of the lenders’ commitments was decreased from $550 million to $225 million.

The foregoing description of the Amended Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Term Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Revolving Credit Agreement

On June 27, 2025, the Company entered into a Revolving Credit Agreement (the “Revolving Credit Agreement”) with the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Swingline Lender, Bank of America, N.A. and Wells Fargo Bank, National Association as Co-Syndication Agents, U.S. Bank National Association, MUFG Bank, Ltd., The Toronto-Dominion Bank, New York Branch, Keybank National Association and Mizuho Bank, Ltd. as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Bookrunners. The revolving borrowing capacity under the Revolving Credit Agreement is $300 million, and as of July 1, 2025, $35 million in aggregate principal amount was outstanding under the Revolving Credit Agreement. The Revolving Credit Agreement matures on August 1, 2029, and replaces the Company’s existing $300 million revolving credit facility with The Bank of New York Mellon as Administrative Agent, which was otherwise scheduled to expire on December 28, 2026.

Interest rates for the revolving credit facility are calculated at either the adjusted term secured overnight financing rate (“SOFR”) or the “alternate base rate,” (each as defined in the Revolving Credit Agreement) plus in each case an applicable margin that is determined based on the Company’s senior unsecured long-term debt rating. The applicable margin ranges from 0.750% to 1.500% for loans bearing interest with reference to adjusted term SOFR and from 0.000% to 0.500% for loans bearing interest with reference to the alternate base rate. The Company has a one-week interest period option with an interest rate equal to Daily Simple SOFR (as defined in the Revolving Credit Agreement) plus 0.03839% plus the applicable margin. The Company is also required to pay a commitment fee on the unfunded portion of the commitments based on its senior unsecured long-term debt rating. The commitment fee ranges from 0.075% to 0.200%. The Revolving Credit Agreement contains a swingline loan sub-facility.

The Revolving Credit Agreement contains certain representations and warranties and affirmative and negative covenants similar to those contained in the Amended Term Loan Agreement. Centuri Holdings, Inc. and its subsidiaries are also excluded from certain material representations, covenants and events of default under the Revolving Credit Agreement.

The foregoing description of the Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*+	Second Amended and Restated Term Loan Credit Agreement, dated as of June 27, 2025, by and among Southwest Gas Holdings, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., BofA Securities, Inc., Wells Fargo Securities, LLC and U.S. Bank National Association as Joint Lead Arrangers and Joint Bookrunners, Bank of America, N.A. as Syndication Agent, and Wells Fargo Bank, N.A. and U.S. Bank National Association as Co-Documentation Agents.

10.2*+	Revolving Credit Agreement, dated as of June 27, 2025, by and among Southwest Gas Holdings, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Swingline Lender, Bank of America, N.A. and Wells Fargo Bank, National Association as Co-Syndication Agents, U.S. Bank National Association, MUFG Bank, Ltd., The Toronto-Dominion Bank, New York Branch, Keybank National Association and Mizuho Bank, Ltd. as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Bookrunners.

104	Cover Page formatted in Inline XBRL

*	Certain personal information in this exhibit has been omitted in accordance with Regulation S-K Item 601(a)(6).
+

Certain of the schedules and attachments to this exhibit have been omitted in accordance with Regulation S-K, Item 601(a)(5). The registrant hereby undertakes to provide further information regarding such omitted materials to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

July 2, 2025	/s/ Catherine M. Mazzeo
Catherine M. Mazzeo
Senior Vice President/Chief Legal, Safety & Compliance Officer and Corporate Secretary